Exhibit 99.1

JDSU ANNOUNCES FISCAL 2013 SECOND QUARTER RESULTS

•                  GAAP and Non-GAAP Revenue of $429.4 million

•                  GAAP Gross margin of 44.0%; Non-GAAP Gross margin of 48.0%

•                  GAAP EPS of $0.02; Non-GAAP EPS of $0.18

Milpitas, California, January 30, 2013 — JDSU (NASDAQ: JDSU; and TSX: JDU) today reported results for its second fiscal quarter ended December 29, 2012.

GAAP net revenue was $429.4 million with net income of $4.1 million, or $0.02 per share.  Prior quarter net revenue was $420.9 million, with a net loss of $(11.6) million, or $(0.05) per share. Net revenue for the fiscal 2012 second quarter was $409.3 million, with a net income of $(10.2) million, or $(0.04) per share.

Non-GAAP net revenue was $429.4 million, with a net income of $42.3 million, or $0.18 per share.  Prior quarter non-GAAP net revenue was $420.9 million, with net income of $35.0 million, or $0.15 per share. Non-GAAP net revenue for the fiscal 2012 second quarter was $409.6 million, with net income of $36.3 million, or $0.16 per share.

“JDSU delivered a strong fiscal Q2, with revenue at the top of our guidance range and operating margins exceeding expectations across all three business segments,” said Tom Waechter, President and CEO of JDSU.

“We are pleased with the progress we’ve made in aligning our product portfolio with customer spending priorities, resulting in a high percentage of revenue from new products and a positive impact on financial results. We are well-positioned for growth opportunities in 2013.”

Financial Overview — Second Fiscal Quarter Ended December 29, 2012

	GAAP Results
	Q2		Q1	Q2	Percentage Change
	FY 2013		FY 2013	FY 2012	Q-T-Q	Y-T-Y
Revenue	$429.4		$420.9	$409.3	2.0%	4.9%
Gross margin	44.0%		41.0%	42.6%	3.0	1.4
Operating margin	3.5%		—%	0.2%	3.5	3.3

	Non-GAAP Results
	Q2		Q1	Q2	Percentage Change
	FY 2013		FY 2013	FY 2012	Q-T-Q	Y-T-Y
Revenue	$429.4		$420.9	$409.6	2.0%	4.8%
Adj. Gross margin	48.0%		45.8%	47.1%	2.2	0.9
Adj. Operating margin	11.4%		9.2%	9.8%	2.2	1.6

	Non-GAAP Results by Segment
	Q2	% of	Q1	Q2	Percentage Change
	FY 2013	Revenue	FY 2013	FY 2012	Q-T-Q	Y-T-Y
Communications Test and Measurement	$195.4	46%	$169.5	$196.2	15.3%	(0.4)%
Communications and Commercial Optical Products:
Optical Communications	155.6		163.0	138.1	(4.5)	12.7
Lasers	30.2		31.9	25.1	(5.3)	20.3
Communications and Commercial Optical Products	185.8	43	194.9	163.2	(4.7)	13.8
Optical Security and Performance Products	48.2	11	56.5	50.2	(14.7)	(4.0)
Total	$429.4	100%	$420.9	$409.6	2.0%	4.8%

•                  Americas, EMEA and Asia-Pacific represented 49.9%, 23.8% and 26.3%, respectively, of total net revenue for the quarter.

•                  The Company held $740.2 million in cash and investments and generated $59.4 million of cash from operations for the quarter ended December 29, 2012.

•                  The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For the third quarter of fiscal 2013, ending March 30, 2013, the Company expects non-GAAP net revenue to be $405 to $425 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on January 30, 2013 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results concurrently with this earnings press release. They will be posted on www.jdsu.com/investors under the “Financial Information” section. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU; and TSX: JDU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains, and the discussions in our subsequent conference call will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions; and (ii) the Company’s beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things:  (a) continuing general limited visibility across many of our product lines, as well as the migration to vendor managed inventory programs; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which, in the shorter term limits demand visibility, and in the longer term, could reduce our business potential; (d) continued decline of average selling prices across our businesses; (e)  notable seasonality and a significant level of in-quarter book-and-ship business; (f)  various product and manufacturing transfers, site consolidations and product discontinuances in which we are currently engaged, that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets conditions and the effect of such conditions on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in Part I, Item 1A of our Current Report on Form 8-K dated December 14, 2012 filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:  Cherryl Valenzuela, 408-546-4521, or cherryl.valenzuela@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

- SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
Net revenue	$429.4	$409.3	$850.3	$825.1
Cost of sales	225.8	219.4	457.0	439.3
Amortization of acquired technologies	14.6	15.4	31.7	29.7
Gross profit	189.0	174.5	361.6	356.1
Operating expenses:
Research and development	63.5	58.9	125.1	118.2
Selling, general and administrative	105.4	105.3	210.1	215.6
Amortization of other intangibles	2.2	5.4	5.7	10.5
Restructuring and related charges	3.0	4.0	5.7	5.5
Total operating expenses	174.1	173.6	346.6	349.8
Income from continuing operations	14.9	0.9	15.0	6.3
Interest and other income (expense), net	(2.4)	1.0	(2.8)	2.0
Interest expense	(5.1)	(6.6)	(11.2)	(13.2)
Income (loss) from continuing operations before income taxes	7.4	(4.7)	1.0	(4.9)
Provision for income taxes	4.1	3.0	7.5	6.4
Income (loss) from continuing operations, net of tax	3.3	(7.7)	(6.5)	(11.3)
Income (loss) from discontinued operations, net of tax	0.8	(2.5)	(1.0)	(4.7)
Net income (loss)	$4.1	$(10.2)	$(7.5)	$(16.0)

Basic net income (loss) per share from:
Continuing operations	$0.02	$(0.03)	$(0.03)	$(0.05)
Discontinued operations	—	(0.01)	—	(0.02)
Net income (loss)	$0.02	$(0.04)	$(0.03)	$(0.07)
Diluted net income (loss) per share from:
Continuing operations	$0.02	$(0.03)	$(0.03)	$(0.05)
Discontinued operations	—	(0.01)	—	(0.02)
Net income (loss)	$0.02	$(0.04)	$(0.03)	$(0.07)

Shares used in per share calculation:
Basic	234.4	229.4	233.6	228.9
Diluted	237.1	229.4	233.6	228.9

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	December 29,	June 30,
	2012	2012
ASSETS
Current assets:
Cash and cash equivalents	$305.5	$401.1
Short-term investments	403.8	320.5
Restricted cash	30.9	31.1
Accounts receivable, net	278.8	305.8
Inventories, net	179.3	174.5
Prepayments and other current assets	78.4	77.2
Total current assets	1,276.7	1,310.2
Property, plant and equipment, net	250.3	252.9
Goodwill	75.3	68.7
Intangible assets, net	139.9	178.8
Other non-current assets	70.7	58.9
Total assets	$1,812.9	$1,869.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$116.1	$117.6
Accrued payroll and related expenses	80.2	68.6
Income taxes payable	22.9	20.7
Deferred revenue	59.9	81.2
Accrued expenses	37.4	35.3
Short-term debt	205.6	292.8
Other current liabilities	33.1	37.9
Total current liabilities	555.2	654.1
Other non-current liabilities	192.5	176.6
Total stockholders’ equity	1,065.2	1,038.8
Total liabilities and stockholders’ equity	$1,812.9	$1,869.5

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Six Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011

Net revenue:
Communications Test and Measurement	$195.4	$196.2	$364.9	$381.4
Communications and Commercial Optical Products	185.8	163.2	380.7	343.5
Optical Security and Performance Products	48.2	50.2	104.7	100.8
Deferred revenue related to purchase accounting adjustment	—	(0.3)	—	(0.6)
Net revenue	$429.4	$409.3	$850.3	$825.1

Operating income (loss):
Communications Test and Measurement	$35.3	$28.0	$52.1	$52.1
Communications and Commercial Optical Products	21.2	16.6	45.0	42.2
Optical Security and Performance Products	16.2	16.8	37.4	34.5
Corporate	(23.7)	(21.4)	(46.8)	(42.4)
Total segment operating income	49.0	40.0	87.7	86.4
Unallocated amounts:
Stock-based compensation	(13.6)	(12.3)	(26.2)	(23.8)
Acquisition-related charges and amortization of intangibles	(17.3)	(21.1)	(38.7)	(40.8)
Loss on disposal of long-lived assets	(0.1)	(0.2)	(1.4)	(0.7)
Restructuring and related charges	(3.0)	(4.0)	(5.7)	(5.5)
Realignment and other charges	(0.1)	(1.5)	(0.7)	(9.3)
Interest and other income (expense), net	(2.4)	1.0	(2.8)	2.0
Interest expense	(5.1)	(6.6)	(11.2)	(13.2)
Income (loss) from continuing operations before income taxes	$7.4	$(4.7)	$1.0	$(4.9)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows Company investors to both better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Revenue from acquisition-related deferred revenue: The Company excludes the fair value adjustment to acquisition-related deferred revenue when calculating non-GAAP revenue.  The Company believes non-GAAP revenue provides useful information for investors as they review for underlying trends in the business and facilitates the investors’ comparisons of the Company’s revenue performance to prior and future periods and to the Company’s peers.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation from changes in estimated useful life and the write-down of certain property and equipment that has been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plan, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other non-recurring charges comprising mainly of, one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred a loss in connection with repurchasing certain of its 1% Senior Convertible Notes which was recorded in interest and other (income), net in compliance with the authoritative guidance. The Company also incurred non-cash interest expense accounted for under the authoritative guidance on convertible debt instruments, which requires the Company to separately account for the liability (debt) and equity (conversion option) components of such instruments. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  The Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended				Six Months Ended
	December 29,		December 31,		December 29,		December 31,
	2012		2011		2012		2011
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$4.1	$0.02	$(10.2)	$(0.04)	$(7.5)	$(0.03)	$(16.0)	$(0.07)
Items reconciling GAAP net income (loss) & EPS to Non-GAAP net income & EPS:

Related to net revenues:
Deferral of revenues related to purchase accounting	—	—	0.3	—	—	—	0.6	—

Related to cost of sales:
Stock-based compensation expenses	2.1	0.01	1.5	0.01	4.3	0.02	3.3	0.01
Other non-recurring charges	0.5	—	1.2	0.01	1.3	0.01	1.2	0.01
Amortization of acquired developed technologies	14.6	0.06	15.4	0.07	31.7	0.13	29.7	0.13
Total related to gross profit	17.2	0.07	18.4	0.09	37.3	0.16	34.8	0.15

Related to operating expenses:
Research and development:
Stock-based compensation expenses	3.4	0.01	3.1	0.01	6.3	0.03	5.7	0.02
Selling, general and administrative:
Stock-based compensation expenses	8.1	0.03	7.7	0.03	15.6	0.07	14.8	0.07
Other non-recurring charges	0.1	—	0.3	—	0.7	—	8.1	0.04
Amortization of intangibles	2.2	0.01	5.4	0.02	5.7	0.02	10.5	0.05
Loss on disposal of long-lived assets	0.1	—	0.2	—	1.4	0.01	0.7	—
Restructuring and related charges	3.0	0.01	4.0	0.02	5.7	0.02	5.5	0.02
Total related to operating expenses	16.9	0.06	20.7	0.08	35.4	0.15	45.3	0.20

Interest and other income (expense), net	1.3	0.01	—	—	3.4	0.01	—	—
Non-cash interest expense	3.6	0.02	5.0	0.02	7.8	0.04	9.9	0.04
(Gain) on sale of investments	—	—	(0.1)	—	(0.1)	—	(1.2)	(0.01)
Discontinued operations	(0.8)	—	2.5	0.01	1.0	—	4.7	0.02
Total related to net income & EPS	38.2	0.16	46.5	0.20	84.8	0.36	93.5	0.40
Non-GAAP measures	$42.3	$0.18	$36.3	$0.16	$77.3	$0.33	$77.5	$0.33

Note: Certain totals may not add due to rounding

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET REVENUE TO NON-GAAP NET REVENUE

(in millions, unaudited)

	Three Months Ended		Six Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
GAAP net revenue	$429.4	$409.3	$850.3	$825.1
Deferral of revenues related to purchase accounting adjustment	—	0.3	—	0.6
Non-GAAP net revenue	$429.4	$409.6	$850.3	$825.7

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Six Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
GAAP net income (loss) from continuing operations	$3.3	$(7.7)	$(6.5)	$(11.3)
Interest and other income (expense), net	2.4	(1.0)	2.8	(2.0)
Interest expense	5.1	6.6	11.2	13.2
Provision for income taxes	4.1	3.0	7.5	6.4
Depreciation	16.9	17.1	33.8	34.2
Amortization	16.8	20.8	37.4	40.2
EBITDA	48.6	38.8	86.2	80.7
Costs related to restructuring and related charges	3.0	4.0	5.7	5.5
Costs related to stock based compensation expense	13.6	12.3	26.2	23.8
Purchase accounting adjustment	0.5	0.3	1.3	0.6
Costs related to other non-recurring activities	0.1	1.5	0.7	9.3
Loss on disposal of long-lived assets	0.1	0.2	1.4	0.7
Adjusted EBITDA	$65.9	$57.1	$121.5	$120.6

Note: Certain totals may not add due to rounding